-------------------------------------------------------------------------------

                                   LEND LEASE


                              HYPERION HIGH-YIELD


                                CMBS FUND, INC.


-------------------------------------------------------------------------------

                               Semi-Annual Report

                                January 31, 2001

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.

Portfolio of Investments - (Unaudited)                                                  Principal
January 31, 2001                                   Interest                              Amount                    Value
                                                     Rate             Maturity           (000s)                  (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.3%
U.S. Treasury Notes
 (Cost - $3,624,687) ........................          5.75%              08/15/10   $        3,500    $                  3,656,415
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 63.6%
 Chase Commercial Mortgage Securities Corp.
   Series 2000-2, Class H*...................           6.65              07/15/10            4,000                       3,067,360
   Series 2000-2, Class J*...................           6.65              07/15/10            7,387                       4,876,748
                                                                                                       ----------------------------
                                                                                                                          7,944,108
                                                                                                       ----------------------------
 GE Capital Commercial Mortgage Corp.
   Series 2000-1, Class G....................           6.13+             01/15/33            3,276                       2,500,734
 GS Mortgage Securities Corp. II
   Series 1998-GLII, Class F*................           6.97+             04/13/31            3,000                       2,357,130
 Heller Financial Commercial Mortgage Asset
   Series 2000-PH1, Class G*.................           6.75              09/15/11            8,750                       6,952,050
 JP Morgan Commercial Mortgage Finance Corp.
   Series 1999-C7, Class I...................           6.00              10/15/35            7,000                       5,383,630
   Series 1999-C8, Class H...................           6.00              07/15/31            3,500                       2,628,570
                                                                                                       ----------------------------
                                                                                                                          8,012,200
                                                                                                       ----------------------------
 Mortgage Capital Funding, Inc.
   Series 1996-MC1, Class G*.................           7.15              06/15/06            2,900                       2,639,348
 Nationslink Funding Corp.
   Series 1998-2, Class F*...................           7.11              01/20/13           16,125                      13,083,342
Total Collateralized Mortgage Obligations
       (Cost - $41,641,915)..................                                                                            43,488,912
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 15.8%
Dated 01/31/01, with State Street
  Corporation; proceeds: $101,014;
  collateralized by $95,000 U.S. Treasury
  Note, 6.875%, due 05/15/06, value:
  $104,598
       (Cost - $101,000).....................           5.00              02/01/01              101                         101,000
Dated 01/31/01, with Morgan Stanley Dean
  Witter; proceeds: $10,708,025;
  collateralized by $9,205,000 U.S.
  Treasury Bond, 7.25%, due 05/15/16, value:
  $10,917,926
       (Cost - $10,700,000)..................           5.40              02/05/01           10,700                      10,700,000
                                                                                                       ----------------------------
Total Repurchase Agreements
       (Cost - $10,801,000)..................                                                                            10,801,000
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.

Portfolio of Investments - (Unaudited)
January 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 84.7%
       (Cost - $56,067,602)..................                                                          $                 57,946,327
Other assets in excess of liabilities - 15.3%                                                                            10,430,563
                                                                                                       ----------------------------
NET ASSETS - 100.0%..........................                                                          $                 68,376,890
                                                                                                       ============================
-----------------------------------------------------------------------------------------------------------------------------------


* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
+         Variable Rate Security - Interest rate is in effect as of January
          31, 2001.
---------------
See notes to financial statements.

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Assets and Liabilities - (Unaudited)
January 31, 2001

Assets:
Investments, at value (cost $56,067,602)
   (Note 2).....................................    $                 57,946,327
Cash collateral for open swap contract..........                      10,000,000
Net unrealized appreciation on swap contract
   (Note 2).....................................                           9,154
Interest receivable.............................                         499,757
                                                    ----------------------------
   Total assets.................................                      68,455,238
                                                    ----------------------------

Liabilities:
Investment advisory fee payable.................                          34,267
Payable to custodian............................                          16,850
Administration fee payable......................                           9,165
Other accrued expenses..........................                          18,066
                                                    ----------------------------
   Total liabilities............................                          78,348
                                                    ----------------------------
Net Assets (equivalent to $10.59 per share based
   on 6,450,822 shares issued and outstanding)..    $                 68,376,890
                                                    ============================
Composition of Net Assets:
Capital stock, at par ($.001) (Note 5)..........    $                      6,451
Additional paid-in capital (Note 5).............                      65,915,444
Undistributed net investment income.............                         369,942
Accumulated net realized gains..................                         197,174
Net unrealized appreciation.....................                       1,887,879
                                                    ----------------------------
Net assets applicable to capital stock
   outstanding..................................    $                 68,376,890
                                                    ============================

---------------
See notes to financial statements.

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Operations - (Unaudited)
For the Six Months Ended January 31, 2001

Investment Income (Note 2):
Interest........................................    $                 2,425,508
                                                    ----------------------------
Expenses:
Investment advisory fees (Note 3)...............                        134,708
Administration fees (Note 3)....................                         40,412
Custodian.......................................                         18,148
Audit and tax service fees......................                          9,909
Transfer agency.................................                          8,066
Insurance.......................................                          7,940
Directors' fees.................................                          7,562
Legal fees......................................                          5,041
Miscellaneous...................................                          4,074
                                                    ----------------------------
   Total operating expenses.....................                        235,860
Less expenses waived by the investment adviser
   (Note 3).....................................                        (37,940)
                                                    ----------------------------
Total expenses..................................                        197,920
                                                    ----------------------------
Net investment income...........................                      2,227,588
                                                    ----------------------------
Realized and Unrealized Gains on Investments
   (Note 2):
Net realized gains on investment transactions...                        540,157
Net change in unrealized appreciation on
   investments and swap contracts...............                      1,809,510
                                                    ----------------------------
Net realized and unrealized gains on investments                      2,349,667
                                                    ----------------------------
Net increase in net assets resulting from
   operations...................................    $                 4,577,255
                                                    ============================


---------------
See notes to financial statements.

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Statement of Changes in Net Assets


                                           For the Six Months
                                                  Ended          For the Period
                                             January 31, 2001         Ended
                                               (Unaudited)       July 31, 2000
--------------------------------------------------------------------------------

Increase in Net Assets
 Resulting from Operations:
  Net investment income ..................      $  2,227,588       $    739,008
  Net realized gain on
   investments ...........................           540,157             45,672
  Net change in unrealized
   appreciation on investment
   transactions ..........................         1,809,510             78,368
                                                ------------       ------------
  Net increase in net assets
   resulting from operations .............         4,577,255            863,048
                                                ------------       ------------
Dividends to Shareholders (Note 2)
  Net investment income ..................        (1,931,905)          (685,801)
  Net realized gains .....................          (388,655)                --
                                                ------------       ------------
  Total dividends ........................        (2,320,560)          (685,801)
                                                ------------       ------------
Capital Stock Transactions
 (Note 5)
  Net proceeds from sales of
   shares ................................        13,000,000         49,840,250
  Issued to shareholders in
   reinvestment of
   distributions .........................         2,865,754            115,892
                                                ------------       ------------
  Net increase from capital
   shares transactions ...................        15,865,754         49,956,142
                                                ------------       ------------
Total increase in net assets .............        18,122,449         50,133,389
Net Assets:
 Beginning of period .....................        50,254,441            121,052
                                                ------------       ------------
 End of period (including
   undistributed net investment
   income of $396,942 and
   $74,259 respectively) .................      $ 68,376,890       $ 50,254,441
                                                ============       ============


---------------
See notes to financial statements.

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Financial Highlights


                                                               For the Six Months
                                                                      Ended               For the Period
                                                                 January 31, 2001             Ended
                                                                  (Unaudited)            July 31, 2000
---------------------------------------------------------------------------------------------------------
Per Share Operating
 Performance:
Net asset value, beginning of
 period ..................................................           $    10.18            $    10.00
                                                                     ----------            ----------
Net investment income ....................................                 0.43                  2.83
Net realized and unrealized
 gains on investments ....................................                 0.44                  0.03
                                                                     ----------            ----------
Net increase in net asset value
 resulting from operations ...............................                 0.87                  2.86
                                                                     ----------            ----------
Dividends from net investment
 income ..................................................                (0.38)                (2.68)
Dividends from net realized
 gains ...................................................                (0.08)                --
                                                                     ----------            ----------
Total dividends ..........................................                (0.46)                (2.68)
                                                                     ----------            ----------
Net asset value, end of period ...........................           $    10.59            $    10.18
                                                                     ==========            ==========
Ratios to Average Net Assets/
 Supplemental Data:
Net assets, end of period
 ($000s) .................................................           $68,241               $50,254
Operating expenses .......................................                 0.89%(2)              0.79%
Total expenses ...........................................                 0.75%(2)              0.69%
Net investment income ....................................                 8.44%(2)              5.94%
Portfolio turnover rate ..................................                   44%(1)                26%

---------------
(1) Not annualized.
(2) Annualized.
---------------
See notes to financial statements.

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements
January 31, 2001 (Unaudited)


1. The Fund

The Lend Lease Hyperion High-Yield CMBS Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on September 12, 1995, is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified closed-end management investment company. The Fund expects to distribute in cash all of its net assets on or prior to December 31, 2001, and immediately thereafter to terminate.

The Fund's investment objective is to provide a high total return by investing in securities backed by real estate mortgages. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: A determination of value used in calculating net asset value must be a fair value determination made in good faith by or on behalf of the Fund's Board of Directors in accordance with procedures established by such Board. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Federal Income Taxes: The Fund intends to qualify and meet the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the fund as a whole.

Repurchase Agreements: The Fund invests in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed date. The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Lend Lease Hyperion Capital Advisors, L.L.C. (the "Adviser") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Swap agreements: The Fund may enter into interest rate swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings or to manage the

LEND LEASE HYPERION HIGH-YIELD CMBS FUND, INC.
Notes to Financial Statements
January 31, 2001 (Unaudited)


effective maturity or interest rate sensitivity of its portfolio. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates.

As of January 31, 2001, the following swap agreement was outstanding:


                                                                                                                   Net Unrealized
                        Expiration                                                                                  Appreciation/
  Notional Amount          Date        Description                                                                 (Depreciation)
 ------------------   -------------    --------------------------------------------------------------------------------------------
$        10,000,000      12/17/01      Agreement with Deutsche Bank AG dated 12/27/00 to pay the notional            $     9,154
                                       amount multiplied by the 10 month LIBOR (6.00%) plus a 25 basis point spread two business days following the expiration date and to receive two business days following the expiration date the return on a portfolio of bonds not owned by the Fund.



3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. During the six months ended January 31, 2001, the Adviser earned $134,708 in investment advisory fees, of which the Adviser has waived $37,940 of its fee.

The Adviser has agreed to either waive or reimburse the ongoing expenses of the Fund to the extent that such expenses exceed .75% of average daily net assets per annum.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). Investor's Bank & Trust, through its acquisition of Investor's Capital Services, Inc., served as the Fund's sub-administrator through September 30, 2000. Effective October 1, 2000, the Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.15% of the Fund's average weekly net assets. During the six months ended January 31, 2001, the Administrator earned $40,412 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Adviser, Administrator and Sub-Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended January 31, 2001, were $31,095,185 and $17,022,386 respectively. Purchases and sales of U.S. Government securities, for the six months ended January 31, 2001 were $3,624,688 and $0, respectively. For purposes of this note, U.S. Government securities include securities issued by the U. S. Treasury.

5. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized. Of the 6,450,822 shares outstanding at January 31, 2001, the Adviser owned 10,044 shares.

-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------

Clifford E. Lai
President

Kurt L. Wright
Director and Chairman of the Board

Leo M. Walsh, Jr.*
Director

Harald R. Hansen*
Director

Thomas H. Mattinson
Senior Vice President

Thomas F. Doodian
Treasurer and Assistant Secretary

Joseph Tropeano
Secretary and Assistant Treasurer




* Audit Committee Members

--------------------------
     [HYPERION LOGO]
--------------------------


The accompanying financial
statements as of
January 31, 2001 were not
audited and, accordingly, no
opinion is expressed on them.

This Report is for
shareholder information. This
is not a prospectus intended
for use in the purchase or
sale of Trust Shares.

 Lend Lease Hyperion High-Yield
         CMBS Fund, Inc.
        One Liberty Plaza
    165 Broadway, 36th Floor
     New York, NY 10006-1404